Fees Summary	May 16, 2025 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 567.88
Total Fee Amount	567.88
Total Transaction Valuation	3,709,230.50
Total Offset Amount	0.00
Net Fee	$ 0.00